State Street Institutional Investment Trust

HIGHLAND LIQUID RESERVES FUND

A Private Label of the

Investment Class Shares of the

STATE STREET INSTITUTIONAL LIQUID RESERVES FUND (SSVXX)

Advised by SSgA Funds Management, Inc.,

a subsidiary of State Street Corporation

Prospectus Dated April 30, 2013, as supplemented on November 26, 2013

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND OFFERED BY THIS PROSPECTUS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE FUND OFFERS MULTIPLE CLASSES OF SHARES. THIS PROSPECTUS COVERS THE INVESTMENT CLASS.

STATE STREET INSTITUTIONAL LIQUID RESERVES FUND

Investment Objective

The investment objective of State Street Institutional Liquid Reserves Fund (the “ILR Fund” or sometimes referred to in context as the “Fund”) is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value (“NAV”) by investing in U.S. dollar-denominated money market securities.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the ILR Fund. The expenses shown in the table and the Example reflect the expenses of the Fund and the Fund’s proportionate share of the expenses of the State Street Money Market Portfolio (the “Money Market Portfolio” or sometimes referred to in context as the “Portfolio”).

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)

Management Fee	0.05%
Distribution (12b-1) Fees	0.10%
Other Expenses	0.07%
Service Fee	0.25%

Total Annual Fund Operating Expenses(2)	0.47%

(1)	Amounts reflect the total expenses of the Money Market Portfolio and the Fund.
(2)	The Fund’s investment adviser, SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”), may voluntarily reduce all or a portion of its fees and/or reimburse expenses of the Fund to the extent necessary to avoid negative yield (the “Voluntary Reduction”), or a yield below a specified level, which may vary from time to time in the Adviser’s sole discretion. The Fund has agreed, subject to certain limitations, to reimburse the Adviser for the full dollar amount of any Voluntary Reduction incurred after October 1, 2012. The Adviser may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from the Fund, without limitation. Any future reimbursement by the Fund of the Voluntary Reduction would increase the Fund’s expenses and reduce the Fund’s yield. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that the Fund will be able to avoid a negative yield.

Example

This Example is intended to help you compare the cost of investing in the ILR Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$48	$151	$263	$591

Principal Investment Strategies

The ILR Fund invests substantially all of its investable assets in the Money Market Portfolio.

The Money Market Portfolio follows a disciplined investment process in which the Portfolio’s investment adviser, SSgA Funds Management, Inc. (the “Adviser” or “SSgA FM”) bases its decisions on the relative attractiveness of different money market instruments. In the Adviser’s opinion, the attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. The Portfolio invests in accordance with regulatory requirements applicable to money market funds, which require, among other things, the Portfolio to invest only in short-term, high quality debt obligations (generally, securities that have remaining maturities of 397 calendar days or less and either have been rated in one of the two highest short-term rating categories or are considered by the Portfolio to be of comparable quality), to maintain a maximum dollar-weighted average maturity of 60 days or less, and to meet requirements as to portfolio diversification and liquidity.

The Portfolio attempts to meet its investment objective by investing in a broad range of money market instruments. These may include among other things: U.S. government securities, including U.S. Treasury bills, notes and bonds and other securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities; certificates of deposits and time deposits of U.S. and foreign banks; commercial paper and other high quality obligations of U.S. or foreign companies; asset-backed securities, including asset-backed commercial paper; mortgage-related securities; and repurchase agreements. These instruments may bear fixed, variable or floating rates of interest or may be zero-coupon securities. The Portfolio also may invest in shares of other money market funds, including funds advised by the Adviser. Under normal market conditions, the Portfolio intends to invest more than 25% of its total assets in bank obligations. A substantial portion of the Portfolio may be invested in securities that are issued or traded pursuant to exemptions from registration under the federal securities laws.

Principal Investment Risks

An investment in the Fund is not a deposit in a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

In addition, the Fund is subject to the following risks:

•	Risks of Investing Principally in Money Market Instruments:

•	Interest Rate Risk — The risk that interest rates will rise, causing the value of the Portfolio’s investments to fall. Also, the risk that as interest rates decline, the amount of income the Portfolio receives on its new investments generally will decline.

•	Credit Risk — The risk that an issuer, guarantor or liquidity provider of an instrument will be unable, or will be perceived to be unable, to make scheduled interest or principal payments, and that the value of the instrument will fall as a result.

•	Liquidity Risk — The risk that the Portfolio may not be able to sell some or all of its securities at desired prices, or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the Portfolio.

•	Prepayment Risk and Extension Risk — Applicable primarily to mortgage-related and asset-backed securities, the risks that loan obligations may be repaid faster or slower than expected, causing the Portfolio to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.

•	Stable Share Price Risk: If the market value of one or more of the Portfolio’s investments changes substantially, the Fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Portfolio experiences significant redemption requests.

•	Master/Feeder Structure Risk: The Fund’s performance may be adversely affected as a result of large cash inflows to or outflows from the Portfolio and any related disruption to the Portfolio’s investment program.

•	Low Short-Term Interest Rate Risk: At the date of this Prospectus, short-term interest rates are at historically low levels, and so the Fund’s yield is very low. It is possible that the Portfolio will generate an insufficient amount of income to pay its expenses, and that it and/or the Fund will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Portfolio will maintain a substantial portion of its assets in cash, on which it would earn little, if any, income.

•	Banking Industry Risk: To the extent the Portfolio concentrates its investments in bank obligations, financial, economic, business, and other developments in the banking industry will have a greater effect on the Portfolio than if it had not concentrated its assets in the banking industry. Adverse changes in the banking industry may include, among other things, banks experiencing substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits.

•	Repurchase Agreement Risk: In a repurchase agreement, the Portfolio purchases a security from a seller at one price and simultaneously agrees to sell it back to the original seller at an agreed-upon price. If the Portfolio’s counterparty is unable to honor its commitments, the Portfolio may be unable to recover its purchase price and may be prevented or delayed from realizing on the security to make up any losses.

•	Mortgage-Related and Asset-Backed Securities Risk: Defaults, or perceived increases in the risk of defaults, on the loans underlying mortgage-related or asset-backed securities may impair the values of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity) and extension risk (when rates of repayment of principal are slower than expected) than do other types of fixed income securities. The enforceability of security interests that support these securities may, in some cases, be subject to limitations.

•

Foreign Securities Risk: The Portfolio may invest in U.S. dollar denominated instruments issued by foreign governments, corporations and financial institutions. Foreign securities are subject to political, economic, and regulatory risks not present in domestic investments. Returns on investments in securities issued by foreign issuers could be more volatile than securities issued by U.S. issuers. Foreign investments may be affected by, among other things, changes in currency exchange rates; currency controls; different accounting, auditing, financial reporting, and legal standards and practices applicable in foreign countries; tax withholding; and higher transaction costs. Foreign banks, or their domestic or foreign branches, may be subject to less rigorous regulation than U.S. banks operating in the United States, and may not be required to meet financial, capital, and other requirements applicable to U.S. banks. Foreign laws and accounting standards typically are not as strict as they are in the U.S. so there may be fewer restrictions on loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

•	U.S. Government Securities Risk: Securities of certain U.S. government agencies and instrumentalities are not supported by the full faith and credit of the U.S. Government, and to the extent the Portfolio owns such securities, it must look to the agency or instrumentality issuing or guaranteeing the securities for repayment.

•	Variable and Floating Rate Securities Risk: The Portfolio may purchase variable and floating rate securities, whose interest rates change based on changes in market interest rates. As a result, the interest paid on such securities will tend to fall as market interest rates fall generally, and the interest rates on such securities may not rise as rapidly as general market rates.

•	Market Risk: The values of the securities in which the Portfolio invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. The withdrawal of this support could negatively affect the value and liquidity of certain securities or of markets generally. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time

•	Money Market Fund Regulatory Risk: It is possible that the Securities and Exchange Commission (“SEC”) or another agency will adopt regulations that change in very important respects the operation of money market funds. Any such regulatory changes could impact important characteristics of the Fund, including liquidity of an investment in the Fund or the Fund’s ability to maintain a stable net asset value per share.

Performance

The bar chart and table below provide some indication of the risks of investing in the ILR Fund by illustrating the variability of the Fund’s returns during the years since inception. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future. Additionally, the performance information prior to 2008 is that of the Fund when it was a single class (“original share class”), and matches the performance of the Institutional Class. The Fund’s original share class had lower expenses and typically higher returns than the Investment Class. The primary difference in expenses is the lower distribution (12b-1) fee and absence of shareholder servicing plan and associated fees. The Fund’s original share class commenced operations on August 12, 2004. The Fund’s Investment Class shares commenced operations on October 1, 2007. Current performance information for the Fund is available toll free by calling (877) 521-4083 or by visiting our website at www.ssga.com/cash.

State Street Institutional Liquid Reserves Fund

Total Return for the Calendar Years

Ended December 31

Returns would have been lower if operating expenses had not been reduced. During the period shown in the bar chart, the highest return for a quarter was 1.33% (quarter ended 12/31/06) and the lowest return for a quarter was 0.00% (quarter ended 09/30/12).

Average Annual Total Returns

For the Periods Ended December 31, 2012

	1-Year	5-Year	Since the Inception Date of the Fund
State Street Institutional Liquid Reserves Fund	0.00%	0.52%	0.69%

To obtain the Fund’s current yield, please call (877) 521-4083.

Investment Adviser

SSgA FM serves as the investment adviser to the Fund.

Purchase and Sale of Fund Shares

For important information about purchase and sale of Fund shares, please turn to “Other Information” on page 14 of the prospectus.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

For important information about financial intermediary compensation, please turn to “Other Information” on page 14 of the prospectus.

Other Information

Purchase and Sale of Fund Shares

Purchase Minimums

To establish an account	$1,000.00
To add to an existing account	$100.00

You may redeem Fund shares on any day the Fund is open for business.

You may redeem Fund shares by written request or wire transfer. Written requests should be sent to:

By Mail:

Send a signed letter to:

Highland Liquid Reserves Fund

PO Box 8656

Boston, MA 02266-8656

By Overnight:

Send a signed letter to:

Highland Liquid Reserves Fund

30 Dan Road

Canton, MA 02021-2809

By Telephone:

For wire transfer instructions, please call (877) 665-1287 between 8 a.m. and 6 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

Payments to Brokers and Other Financial Intermediaries

If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website at www.highlandfunds.com for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS OF INVESTING IN THE FUND AND PORTFOLIO

Investment Objectives

The investment objective of the ILR Fund, as stated in the Fund’s Fund Summary, may be changed without shareholder approval.

ILR FUND

Principal Investment Strategies

The ILR Fund invests substantially all of its investable assets in the Money Market Portfolio.

The Money Market Portfolio follows a disciplined investment process in which the Adviser bases its decisions on the relative attractiveness of different money market instruments. In the Adviser’s opinion, the attractiveness of an instrument may vary depending on the general level of interest rates, as well as imbalances of supply and demand in the market. The Portfolio invests in accordance with regulatory requirements applicable to money market funds, which require, among other things, the Portfolio to invest only in short-term, high quality debt obligations (generally, securities that have remaining maturities of 397 calendar days or less and either have been rated in one of the two highest short-term rating categories or are considered by the Portfolio to be of comparable quality), to maintain a maximum dollar-weighted average maturity of 60 days or less, and to meet requirements as to portfolio diversification and liquidity.

The Portfolio attempts to meet its investment objective by investing in a broad range of money market instruments. These may include among other things: U.S. government securities, including U.S. Treasury bills, notes and bonds and other securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities; certificates of deposits and time deposits of U.S. and foreign banks (including ECDs, ETDs and YCDs (as defined below)); commercial paper and other high quality obligations of U.S. or foreign companies; asset-backed securities, including asset-backed commercial paper; mortgage-related securities; and repurchase agreements. These instruments may bear fixed, variable or floating rates of interest or may be zero-coupon securities. The Portfolio also may invest in shares of other money market funds, including funds advised by the Portfolio’s Adviser. Under normal market conditions, the Portfolio intends to invest more than 25% of its total assets in bank obligations. A substantial portion of the Portfolio may be invested in securities that are issued or traded pursuant to exemptions from registration under the federal securities laws. European Certificates of Deposit (“ECDs”) are U.S. dollar-denominated certificates of deposit issued by a bank outside of the United States. European Time Deposits (“ETDs”) are U.S. dollar-denominated deposits in foreign branches of U.S. banks and foreign banks. Yankee Certificates of Deposit (“YCDs”) are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks. These instruments have different risks than those associated with the obligations of U.S. banks operating in the United States.

Additional Information About Risks

•	Money Market Risk. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, there can be no assurance that it will do so, and it is possible to lose money by investing in the Fund.

•	Interest Rate Risk. The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally result in increases in the values of existing debt instruments, and rising interest rates generally result in declines in the values of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Portfolio might have to reinvest the proceeds in an investment offering a lower yield and therefore might not benefit from any increase in value as a result of declining interest rates. Adjustable rate instruments also generally increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-income securities (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset, and reset caps or floors, among other factors). When interest rates decline, the income received by the Portfolio may decline, and the Portfolio’s yield may also decline.

•	Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by the Portfolio be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that one or more of the securities will be downgraded by a credit rating agency; generally, lower credit quality issuers have higher credit risks. An actual or perceived loss in creditworthiness of an issuer of a fixed-income security held by the Portfolio may result in a decrease in the value of the security. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with the Portfolio, may default on its payment or repurchase obligation, as the case may be.

•	Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Portfolio to dispose of such securities at advantageous prices may be greatly limited, and the Portfolio may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. Some securities held by the Portfolio may be restricted as to resale, and there is often no ready market for such securities. In addition, the Portfolio, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Portfolio to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Portfolio might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Portfolio may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Portfolio may be substantially less than if the Portfolio had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Portfolio to value its securities.

•	Stable Share Price Risk. If the market value of one or more of the Portfolio’s investments changes substantially, the Fund investing in the Portfolio may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Portfolio experiences significant redemption requests.

•	Master/Feeder Structure Risk. Unlike traditional mutual funds that invest directly in securities, the Fund pursues its objective by investing substantially all of its assets in the Portfolio with substantially the same investment objectives, policies and restrictions. The ability of the Fund to meet its investment objective is directly related to the ability of the corresponding Portfolio to meet its objective. The ability of the Fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the corresponding Portfolio and any related disruption to such Portfolio’s investment program. The ability of the Fund to meet redemption requests depends on its ability to redeem its interest in the corresponding Portfolio. The Adviser also serves as investment adviser to the Portfolio. Therefore, conflicts may arise as the Adviser fulfills its fiduciary responsibilities to the Fund and its corresponding Portfolio. For example, the Adviser may have an economic incentive to maintain the Fund’s investment in the corresponding Portfolio at a time when it might otherwise not choose to do so.

•	Low Short-Term Interest Rate Risk. At the date of this Prospectus, short-term interest rates are at historically low levels, and so the Fund’s yield is very low. It is possible that the Portfolio will generate an insufficient amount of income to pay its expenses, and that it and/or the Fund will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Portfolio will maintain a substantial portion of its assets in cash, on which it would earn little, if any, income.

•	Market Risk. The values of the securities in which the Portfolio invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Price changes may be temporary or may last for extended periods. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Portfolios invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds and Portfolios themselves are regulated. Such legislation or regulation could limit or preclude the Fund’s or Portfolio’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Portfolio to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Portfolio.

•	Money Market Fund Regulatory Risk. It is possible that the SEC or another agency will adopt regulations that change in very important respects the operation of money market funds. Any such regulatory changes could impact important characteristics of the Fund, including liquidity of an investment in the Fund or the Fund’s ability to maintain a stable net asset value per share.

•	Repurchase Agreement Risk. In a repurchase agreement, the Portfolio purchases a security from a seller at one price and simultaneously agrees to sell it back to the original seller at an agreed-upon price. Repurchase agreements may be viewed as loans made by the Portfolio which are collateralized by the securities subject to repurchase. The Portfolio’s investment return on such transactions will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements. If the Portfolio’s counterparty should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Portfolio may realize a loss.

•

U.S. Government Securities Risk. U.S. Government securities include a variety of securities (including U.S. Treasury bills, notes, and bonds) that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by the U.S. Treasury and some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities are also subject to interest rate risk and prepayment risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

•	Variable and Floating Rate Securities (ILR Fund and U.S. Government Fund only). In addition to traditional fixed-rate securities, the Portfolio may invest in debt securities with variable or floating interest rates or dividend payments. Variable or floating rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest. Variable or floating rate securities allow the Portfolio to participate in increases in interest rates through upward adjustments of the coupon rates on such securities. However, during periods of increasing interest rates, changes in the coupon rates may lag the change in market rates or may have limits on the maximum increase in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities readjust downward resulting in a lower yield.

•	Mortgage-Related and Asset-Backed Securities Risk (ILR Fund and U.S. Government Fund only). Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in the Portfolio having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and asset-backed securities may extend because of slower-than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and volatility, and reduce the value of the security. As a result, mortgage-related and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or an asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral, if any. Defaults on the underlying assets, if any, may impair the value of an asset-backed or a mortgage-related security. For some asset-backed securities in which the Portfolio invests, such as those backed by credit card receivables, the underlying cash flows may not be supported by a security interest in a related asset. Moreover, the values of mortgage-related and asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the underlying collateral, if any. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.

In a “forward roll” transaction, the Portfolio will sell a mortgage-related security to a bank or other permitted entity and simultaneously agree to purchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-related security rolls include: the risk of prepayment prior to maturity and the risk that the market value of the securities sold by the Portfolio may decline below the price at which the Portfolio is obligated to purchase the securities. Forward roll transactions may have the effect of creating investment leverage in the Portfolio.

•	Prepayment Risk and Extension Risk). Prepayment risk and extension risk apply primarily to mortgage-related and asset-backed securities.

Prepayment risk is the risk that principal on loan obligations underlying a security may be repaid prior to the stated maturity date. If the Portfolio has purchased a security at a premium, any repayment that is faster than expected reduces the market value of the security and the anticipated yield-to-maturity. Repayment of loans underlying certain securities tends to accelerate during periods of declining interest rates.

Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Portfolio later than expected. This may happen when there is a rise in interest rates, which could extend the duration of obligations held by the Portfolio and make the values of such obligations more sensitive to changes in interest rates.

•	Banking Industry Risk. If the Portfolio concentrates its investments in bank obligations, adverse developments in the banking industry may have a greater effect on that Portfolio than on a mutual fund that invests more broadly. Banks may be particularly sensitive to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Recent instability in the financial markets has heavily influenced the obligations of certain banking institutions, resulting in some cases in extreme price volatility and a lack of liquidity.

•	Foreign Securities Risk. The Portfolio may invest in U.S. dollar-denominated obligations issued by non-U.S. issuers. While such instruments may be denominated in U.S. dollars, this does not eliminate the risk inherent in investing in the securities of foreign issuers. Dollar-denominated instruments issued by entities located in foreign countries could lose value as a result of political, financial and economic events in foreign countries. Issuers of these instruments are not necessarily subject to the same regulatory requirements that apply to U.S. banks and corporations, although the information available for dollar-denominated instruments may be subject to the accounting, auditing and financial reporting standards of the U.S. domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject. Foreign banks, including those issuing instruments such as ECDs, ETDs and YCDs, or their domestic or foreign branches, may be subject to less rigorous regulation than U.S. banks operating in the United States, and may not be required to meet financial, capital, and other requirements applicable to U.S. banks. Foreign laws and accounting standards typically are not as strict as they are in the U.S. so there may be fewer restrictions on loan limitations, less frequent examinations and less stringent requirements regarding reserve accounting, auditing, recordkeeping and public reporting requirements.

•	Section 4(2) Commercial Paper and Rule 144A Securities Risk. The Portfolio may invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”). This commercial paper is commonly called “Section 4(2) paper.” The Portfolio may also invest in securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act (“Rule 144A securities”).

Section 4(2) paper is sold to institutional investors who must agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in a transaction exempt from the registration requirements of the 1933 Act. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and the risk that it may be sold only after considerable expense and delay, if at all. Rule 144A securities generally must be sold only to other qualified institutional buyers.

Section 4(2) paper and Rule 144A securities will not be considered illiquid for purposes of the Portfolio’s limitation on illiquid securities if the Adviser (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists for the securities in question. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(2) paper or Rule 144A securities. The Statement of Additional Information (“SAI”) addresses the Fund’s and Portfolio’s limitation on illiquid securities.

ADDITIONAL INFORMATION ABOUT THE FUND’S AND PORTFOLIO’S NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

The investments described below reflect the Fund’s and Portfolio’s current practices. In addition to the principal risks described above, other risks are described in some of the descriptions of the investments below:

Investment in other Investment Companies. The Portfolio may invest in other money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), including mutual funds and exchange-traded funds that are sponsored or advised by the Adviser or its affiliates, to the extent permitted by applicable law or SEC exemptive relief. If the Portfolio invests in other money market funds, shareholders of the Fund will bear not only their proportionate share of the expenses described in this Prospectus, but also, indirectly, the expenses, including, for example, advisory and administrative fees, of the money market funds in which the Portfolio invests. Shareholders would also be exposed to the risks associated not only with the investments of the Portfolio (indirectly through the Fund’s investment in the Portfolio) but also to the portfolio investments of the money market funds in which the Portfolio invests.

Temporary Defensive Positions. From time to time, the Portfolio may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if the Portfolio is unable to acquire the types of securities in which it normally invests. Temporary defensive positions may include, but are not limited to, investment in U.S. government securities, repurchase agreements collateralized by such securities, the maintenance of uninvested cash, or investment in cash equivalents. The Portfolio’s holdings in temporary defensive positions may be inconsistent with the Portfolio’s principal investment strategy, and, as a result, the Portfolio may not achieve its investment objective.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund’s portfolio holdings disclosure policy is described in the SAI.

MANAGEMENT AND ORGANIZATION

The Fund and the Portfolio. The Fund is a separate, diversified series of the State Street Institutional Investment Trust (the “Trust”), which is an open-end management investment company organized as a business trust under the laws of The Commonwealth of Massachusetts.

The Fund invests as part of a “master-feeder” structure. The Fund currently seeks to achieve its investment objective by investing substantially all of its investable assets in the Portfolio, a separate mutual fund that has a substantially identical investment objective, investment policies, and risks as the Fund. All discussions about the Fund’s investment objective, policies and risks should be understood to refer also to the investment objectives, policies and risks of the Portfolio.

The Fund can withdraw its investment in the Portfolio if, at any time, the Fund’s Board of Trustees determines that it would be in the best interests of the Fund’s shareholders, or if the investment objectives of the corresponding Portfolio changed so that they were inconsistent with the objectives of the Fund. If the Fund withdraws its investment from the Portfolio, the Fund may invest all of its assets in another mutual fund that has the same investment objective as the Fund, the Adviser may directly manage the Fund’s assets, or the Board may take such other action it deems appropriate and in the best interests of shareholders of the Fund, which may include liquidation of the Fund.

The Adviser. State Street Global Advisors (“SSgA”) is the investment management group of State Street Corporation, a publicly held bank holding company. SSgA is one of the world’s largest institutional money managers, and uses quantitative and traditional techniques to manage approximately $2.09 trillion as of December 31, 2012 in investment programs and portfolios for institutional and individual investors. SSgA FM, a wholly-owned subsidiary of State Street Corporation, is the investment adviser to the Fund and the Portfolio, and is registered with the SEC under the Investment Advisers Act of 1940, as amended. SSgA FM had approximately $264.87 billion in assets under management at December 31, 2012. The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser will manage the Fund’s assets directly, for compensation paid at an annual rate of 0.05% of the Fund’s average daily net assets, in the event that the Fund were to cease investing substantially all of its assets in its Portfolio or another investment company with essentially the same investment objectives and policies as the Fund. The Adviser does not receive any management fees from the Fund under that agreement so long as the Fund continues to invest substantially all of its assets in the corresponding Portfolio or in another investment company with essentially the same investment objectives and policies as the Fund. For the year ended December 31, 2012, the effective management fee paid, reflecting certain fee waivers and expense reimbursements of the Adviser, was 0.050% for the Money Market Portfolio. The Adviser and/or the Funds’ distributor, State Street Global Markets, LLC, may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time. The Adviser places all orders for purchases and sales of the portfolios’ investments. In addition to any contractual expense limitation for the Fund which is described in the Fund Summaries, the Adviser also may voluntarily reduce all or a portion of its fees and/or reimburse expenses for the Fund to the extent necessary to avoid negative yield which may vary from time to time and from Fund to Fund in the Adviser’s sole discretion. Under an agreement with the Adviser relating to the Voluntary Reduction, the Fund has agreed to reimburse the Adviser for the full dollar amount of any Voluntary Reduction beginning on October 1, 2012, subject to certain limitations. The Fund will not be obligated to reimburse the Adviser: more than three years after the end of the fiscal year for the fund in which the Adviser provided a Voluntary Reduction; in respect of any business day for which the net annualized one-day yield is less than 0.00%; to the extent that the amount of the reimbursement to the Adviser on any day exceeds fifty percent of the yield (net of all expenses, exclusive of the reimbursement) of the Fund on that day; to the extent that the amount of such reimbursement would cause the Fund’s net yield to fall below the Fund’s minimum net yield as determined by the Adviser in its sole discretion; or in respect of any fee waivers and/or expense reimbursements that are necessary to maintain the Fund’s contractual total expense limit which is effective at the time of such fee waivers and/or expense reimbursements. A reimbursement to the Adviser would increase fund expenses and negatively impact the Fund’s future yield. There is no guarantee that the Fund will be able to avoid a negative yield. The Adviser may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from the Fund, without limitation.

A summary of the factors considered by the Board of Trustees in connection with the renewals of the investment advisory agreements for the Fund is available in the Fund’s annual report to shareholders dated December 31, 2012.

The Adviser’s principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

The Administrator, Sub-Administrator and Custodian. Effective February 1, 2011, the Adviser serves as administrator of the Fund. The amount of the fee paid to the Adviser for administrative services varies by share class. The Fund pays the Adviser an administrative fee at the annual rate of 0.05% in respect of its Investment Class shares. (Prior to February 1, 2011, State Street Bank and Trust Company (“State Street”), a subsidiary of State Street Corporation, served as administrator of the Fund for an annual fee of $25,000.) Effective February 1, 2011, State Street serves as the sub-administrator for the Fund for a fee that is paid by the Adviser. State Street also serves as custodian of the Fund for a separate fee that is paid by the Fund.

The Transfer Agent and Dividend Disbursing Agent. Boston Financial Data Services, Inc. is the transfer agent and dividend disbursing agent.

The Distributor. State Street Global Markets, LLC serves as the Fund’s distributor (the “Distributor”) pursuant to the Distribution Agreement between the Distributor and the Trust.

The “Servicing Agent”. Highland Capital Management Fund Advisors, L.P. (“Highland Capital”) serves as the servicing agent for shareholders of mutual funds distributed and advised by Highland Capital (a “Highland Capital Fund”) that are also shareholders of the Fund.

SHAREHOLDER INFORMATION

Note: This prospectus is intended to relate principally to purchases of shares through Highland Capital. Information appearing below assumes that shares are purchased and redeemed through Highland Capital and is based on information previously provided by Highland Capital to the Fund.

Determination of Net Asset Value. The Fund determines its NAV per share once each business day at 5:00 p.m. ET except for days when the New York Stock Exchange (the “NYSE”) closes earlier than its regular closing time (the time when the Fund determines its NAV per share is referred to herein as the “Valuation Time”). Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veterans Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because Federal Funds wiring does not occur on days when the Federal Reserve is closed.

The Fund seeks to maintain a $1.00 per share NAV and, accordingly, uses the amortized cost valuation method, in compliance with Rule 2a-7’s risk limiting conditions, to value its portfolio instruments. The amortized cost valuation method initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

If you hold shares of the Fund through a broker-dealer or other financial intermediary, your intermediary may offer additional services and account features that are not described in this Prospectus. Please contact your intermediary directly for an explanation of these services.

Purchasing Shares. The price for Fund shares is the NAV per share. Orders will be priced at the NAV next calculated after the order is accepted by the Fund.

Purchase orders in good form (a purchase request is in good form if it meets the requirements implemented from time to time by the Fund’s transfer agent or the Fund, and for new accounts includes submission of a completed and signed application and all documentation necessary to open an account) on a business day will, if payment is received the same day by Fed Wire before the close of the Federal Reserve, if accepted, receive that day’s NAV and will earn dividends declared on the date of the purchase. All purchases that are made by check, if accepted, will begin earning dividends the following business day after the day the order is accepted. (If you purchase shares by check, your order will not be in good form until the Fund’s transfer agent receives federal funds for the check.) All purchase orders are subject to acceptance by the Fund.

Highland Capital is responsible for transmitting your purchase request and funds in good form and in a timely manner to the Fund. The Fund will not be responsible for delays by Highland Capital in transmitting your purchase request, including timely transfer of payment, to the Fund.

The Fund reserves the right to cease accepting investments at any time or to reject any investment order. In addition, the ILR Fund may limit the amount of a purchase order received after 3:00 p.m. ET.

How to Purchase Shares

By Mail:

An initial investment in the Funds must be preceded or accompanied by a completed, signed Highland Capital Fund Application Form, sent to:

Highland Liquid Reserves Fund

PO Box 8656

Boston, MA 02266-8656

Your first investment must be at least $1,000. Additional investments can be as little as $100. All checks must be made out to “Highland Capital Fund”. Highland Capital will not accept checks made out to you or other parties and signed over to it. Highland Capital cannot accept cash, money orders, starter checks, cashier’s checks, traveler’s checks or other cash equivalents. You will be responsible for any losses or fees resulting from a bad check. If necessary, Highland Capital may effect sales of Fund shares belonging to you in order to cover these losses.

By Telephone:

An initial investment in the Fund must be preceded or accompanied by a completed, signed Highland Capital Fund Application Form. Highland Capital does not accept phone orders for a first investment. To add shares to an existing account, call (877) 665-1287.

Additional shares will be purchased when your order is accepted by the Fund. Additional investments must be for at least $100.

For your initial investment, send the original, signed Highland Capital Account Application Form to the address above.

Wire Instructions:

Before wiring any money, call (877) 665-1287 for an order confirmation. Please have your financial institution send your wire to Highland Capital’s account at State Street Bank and Trust Company and include your name, the Fund name, your account number and other information as requested.

State Street Bank/Boston

ABA#011-000028

Attn: NB Deposit Account

DDA#9904-199-8

On Columbus Day and Veterans Day, you will not be able to wire Federal Funds. Payment for Fund shares must be in Federal Funds (or converted to Federal Funds by the Transfer Agent) by the close of the Federal Reserve.

By Internet:

You may place an order with Highland Capital to purchase shares for your account by placing an order online at www.highlandfunds.com.

You will not be able to redeem shares from the account until the original Application has been received. The Fund and the Fund’s agents are not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received.

In accordance with certain federal regulations, Highland Capital is required to obtain, verify and record information that identifies each entity that applies to open an account. For this reason, when you open (or change ownership of) an account, Highland Capital will request certain information, including your name, residential/business address, date of birth (for individuals) and taxpayer identification number or other government identification number and other information that will allow us to identify you which will be used to verify your identity. Highland Capital may also request to review other identification documents such as driver license, passport or documents showing the existence of the business entity. If you do not provide sufficient information to verify your identity, Highland Capital will not open an account for you. As required by law, Highland Capital may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. Highland Capital reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.

Redeeming Shares. An investor may redeem all or any portion of its investment at the NAV next determined after it submits a redemption request, in proper form, to Highland Capital. Redemption orders are processed at the NAV next determined after Highland Capital receives a redemption order in good form. If Highland Capital receives a redemption order prior to its Valuation Time on a business day, Highland Capital may send payment for redeemed shares on that day. No dividends will be paid on shares that are redeemed and wired the same day. For the ILR Fund, shares are redeemed, and payment for redeemed shares sent, no later than the next business day.

The right of any investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets. In addition, the SEC may by order permit suspension of redemptions for the protection of shareholders of the Fund.

Although the Fund attempts to maintain its NAV at $1.00 per share, there can be no assurance that it will be successful, and there can be no assurance that a shareholder will receive $1.00 per share upon any redemption.

When selling shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. Otherwise, Highland Capital has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, Highland Capital may close your account and redeem the proceeds.

Highland Capital is responsible for transmitting your redemption request in good form and in a timely manner to the Fund. The Fund will not be responsible for delays by Highland Capital in transmitting your redemption request to the Fund.

How to Redeem Shares

By Mail

Send a signed letter to:

Highland Liquid Reserves Fund

PO Box 8656

Boston, MA 02266-8656

The letter should include information necessary to process your request as described below. The Fund may require a medallion guarantee in certain circumstances. See “Medallion Guarantees” below.

By Telephone	Please call Highland Capital at (877) 665-1287 between the hours of 8:00 a.m. and 6:00 p.m. ET.

You must provide the following information:
• name(s) of account owners; • account number(s); • the name of the Fund; • the dollar amount, percentage or number of shares being redeemed; and • any other instructions.

To place an order, call (877) 665-1287.

By Internet	You may instruct Highland Capital to redeem shares by placing an order online at www.highlandfunds.com.

On any day that the Fund calculates its NAV earlier than normal, the Fund reserves the right to adjust the times noted above for purchasing and redeeming shares.

Medallion Guarantees. You may need a Medallion signature guarantee when you sell shares of the Fund. A Medallion signature guarantee is a guarantee that your signature is authentic. Most banks, brokers and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. Highland Capital reserves the right to require a Medallion signature guarantee on any transaction at our discretion.

A notarized signature from a notary public is not a Medallion signature guarantee.

Exchanging Shares. You can move an investment from the Fund to a comparable class of another Highland Capital Fund in the Fund family through an exchange of shares, or by electing to use your cash distributions from the Fund to purchase shares of the other Fund. There are three things to remember when making an exchange:

•	both accounts must have the same registration;

•	you will need to observe the minimum account balance requirements for the fund accounts involved; and

•	because an exchange is treated as a sale for tax purposes, consider any tax consequences before placing your order.

Privileges and Services. You have access to a range of Highland Capital services to make investing easier:

Systematic Withdrawals. This plan lets you arrange withdrawals of at least $100 from the Fund on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time.

Electronic Bank Transfers. When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

Internet Access. At www.highlandfunds.com, you can initiate transactions, check your account and access a wealth of information.

Telephone. Get up-to-date performance and account information through our 24-hour automated service by calling (877) 665-1287. If you already have a Highland Capital fund account, you can place orders to buy, sell or exchange fund shares.

About Mail Transactions. If you choose to purchase, exchange or redeem shares by sending instructions by regular mail, they will not be deemed received in good order until they are released by the post office and redelivered to the Transfer Agent’s physical location at 30 Dan Road in Canton, MA 02021. There will be a time lag, which may be one or more days, between regular mail receipt at the Boston post office box and redelivery to such physical location in Canton, and the Fund’s net asset value may change over those days. You might consider using express rather than regular mail if you believe time of receipt of your transaction request to be sensitive.

Other Policies. Under certain circumstances, Highland Capital reserves the right to:

•	reject any exchange or purchase order;

•	suspend or reject any future purchase order from any investor who does not provide payment to settle a purchase order;

•	change, suspend or revoke the exchange privilege; and

•	suspend the telephone order privilege.

Policies to Prevent Market Timing. Frequent purchases and redemptions of Fund shares may present risks for other shareholders of the Fund, which may include, among other things, interference in the efficient management of the Fund’s portfolio, dilution in the value of shares held by long-term shareholders, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.

The Trust’s Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Fund. Because most of the shares of the Fund are held by investors indirectly through one or more financial intermediaries, the Fund does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Fund and service providers to the Fund periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Fund may seek to obtain underlying account trading activity information from financial intermediaries when, in the Adviser’s judgment, the trading activity suggests possible market timing. There is no assurance that the Fund or the Adviser will be able to determine whether trading in the Fund’s shares by an investor holding shares through a financial intermediary is trading activity that may be harmful to the Fund or the Fund’s shareholders.

The Fund reserves the right in its discretion to reject any purchase, in whole or in part, including, without limitation, by a person whose trading activity in Fund shares the Adviser believes could be harmful to the Fund. The Fund may decide to restrict purchase activity in their shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies or adversely affect performance. There can be no assurance that the Fund, the Adviser, State Street or their agents will identify all frequent purchase and sale activity affecting the Fund.

CLASS EXPENSES AND DISTRIBUTION AND SHAREHOLDER SERVICING PAYMENTS

To compensate the Distributor for the services it provides and for the expenses it bears in connection with the distribution of Investment Class shares of the Fund the Fund makes payments, from the assets attributable to its Investment Class shares, to the Distributor under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of up to 0.10% of the Fund’s net assets attributable to its Investment Class shares. Because Rule 12b-1 fees are paid out of the Fund’s Investment Class assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges. All Investment Class shareholders share in the expense of Rule 12b-1 fees paid by the Fund. It is expected that the Distributor will pay substantially all of the amounts it receives under the Plan to intermediaries involved in the sale of Investment Class shares of the Fund, including Highland Capital.

The Fund’s Investment Class shares generally are sold to clients of financial intermediaries (“Service Organizations”), including affiliates of the Adviser, which have entered into shareholder servicing agreements with the Fund or Distributor. Service Organizations agree to perform certain shareholder servicing, administrative and accounting services for their clients and customers who are beneficial owners of shares of the Fund. The Fund will make payments to Service Organizations for services provided at an annual rate of up to 0.25% of the Fund’s net assets attributable to its Investment Class shares. The Fund expects to reimburse the Distributor for any such payments made by the Distributor to Service Organizations.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser, or an affiliate of the Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may make additional payments to financial intermediaries (including affiliates of the Adviser) whose clients or customers invest in the Fund. Generally, such financial intermediaries may (though they will not necessarily) provide shareholder servicing and support for their customers who purchase shares of the Fund. Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. If payments to financial intermediaries by a particular mutual fund complex’s distributor or adviser exceed payments by other mutual fund complexes, your financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Adviser and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

The Fund intends to declare dividends on shares from net investment income daily and pay them as of the last business day of each month. Distributions from capital gains, if any, will be made annually in December.

The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. Investors, including non-U.S. investors, should consult the SAI tax section for more complete disclosure.

The Fund has elected to be treated as a regulated investment company and intends each year to qualify and to be eligible to be treated as such. A regulated investment company is generally not subject to tax at the corporate level on income and gains that are distributed to share-holders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

For federal income tax purposes, distributions of investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains generally are determined by how long the applicable Portfolio owned the investments that generated them, rather than how long you have owned your Fund shares. The Fund generally does not expect to make distributions that are eligible for taxation as long-term capital gains.

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. Any gains resulting from the redemption of Fund shares will generally be taxable to you as either short-term or long-term capital gain, depending upon how long you have held your shares in the Fund.

Effective for taxable years beginning on or after January 1, 2013, a 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net capital gains recognized on the redemption of shares of the Fund.

If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends, but not its exempt-interest dividends, will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. For taxable years of the Fund beginning before January 1, 2014, the Fund is able, under certain circumstances, to report in a written notice to shareholders all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend” that if received by a nonresident alien or foreign entity generally is exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. These exemptions will expire for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, unless Congress enacts legislation providing otherwise.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the ILR Fund for the past five years. Certain information reflects financial results for a single Investment Class share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in Investment Class shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request. The financial information included in this table should be read in conjunction with the financial statements incorporated by reference in the SAI.

State Street Institutional Investment Trust

Financial Highlights — Selected data for a share of beneficial interest outstanding throughout each period is presented below(a):

Period Ended December 31,	Net Asset Value Beginning of Period	Net Investment Income/ (Loss)		Gain (Loss) on Investments		Total from Investment Operations		Distributions from Net Investment Income		Distributions from Capital Gains		Total Distributions
Liquid Reserves Fund
Investment Class
2012	$1.0000	$0.0000	(d)	$0.0000	(d)	$0.0000	(d)	$(0.0000	)(d)	$(0.0000	)(d)	$(0.0000	)(d)
2011	$1.0000	$0.0000	(d)	$0.0000	(d)	$0.0000	(d)	$—		$—		$—
2010	$1.0000	$0.0000	(d)	$0.0000	(d)	$0.0000	(d)	$(0.0000	)(d)	$—		$(0.0000	)(d)
2009	$1.0000	$0.0019		$0.0000	(d)	$0.0019		$(0.0019)		$—		$(0.0019)
2008	$1.0000	$0.0243		$0.0000	(d)	$0.0243		$(0.0243)		$—		$(0.0243)

Period Ended December 31,	Net Asset Value End of Period	Ratios to Average Net Assets/Supplemental Data(a)							Net Assets End of Period (000s omitted)
		Total Return(b)		Gross Expenses	Net Expenses	Net Investment Income		Expense Waiver(c)
Liquid Reserves Fund
Investment Class
2012	$1.0000	0.00	%(e)	0.47%	0.32%	0.00	%(e)	0.15%	$961,168
2011	$1.0000	0.00	%(e)	0.46%	0.27%	0.00	%(e)	0.19%	$992,736
2010	$1.0000	0.00	%(e)	0.47%	0.31%	0.00	%(e)	0.16%	$905,604
2009	$1.0000	0.19%		0.49%	0.44%	0.16%		0.05%	$886,988
2008	$1.0000	2.46%		0.46%	0.46%	2.41%		—	$769,284

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of their corresponding Portfolio.
(b)	Total return is calculated assuming a purchase of shares at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at the net asset value per share on the respective payment dates. Total returns for periods of less than one year are not annualized. Results represent past performance and are not indicative of future results.
(c)	This expense waiver is reflected in both the net expense and the net income ratios shown above. Without these waivers, net investment income would have been lower.
(d)	Amount is less than $0.00005 per share.
(e)	Amount is less than 0.005%

For more information about the Fund:

The Fund’s SAI includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.

The SAI and the Fund’s annual and semi-annual reports are available, without charge, upon request. Shareholders in the Fund may make inquiries to the Fund to receive such information by calling State Street Global Markets, LLC at (877) 521-4083 or by writing to the Funds, c/o State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900. The Fund’s website address is http://www.ssga.com/cash.

Information about the Fund (including the SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Funds are available free of charge on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520.

SSgA Funds Management, Inc.

STATE STREET FINANCIAL CENTER

ONE LINCOLN STREET

BOSTON, MASSACHUSETTS 02111

The State Street Institutional Investment Trust’s Investment Company Act File Number is 811-09819.